1© 2026 Sallie Mae Bank. All rights reserved.© 2026 Sallie Mae Bank. All rights reserved. Investor Presentation 4th Quarter & Full-Year 2025 Exhibit 99.1

2© 2026 Sallie Mae Bank. All rights reserved. The following information is current as of January 22, 2026 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter December 31, 2026, furnished to the Securities and Exchange Commission (“SEC”) on January 22, 2026, and subsequent reports filed with the SEC. This Presentation contains “forward-looking statements” and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. These include, but are not limited to, the strategies, goals, and assumptions of the Company and its subsidiaries (collectively or individually, as the context requires, the “Company”); the Company’s expectation and ability to execute loan sales (including sales under the Company’s new strategic partnerships) and share repurchases; the Company’s expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the approval of our Board of Directors; the Company’s 2026 guidance; the Company’s three-year horizon outlook; the Company’s credit outlook; the impact of acquisitions the Company has made or may make in the future; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors, many of which are difficult to predict and generally beyond the control of the Company, which may cause actual results to be materially different from those reflected in such forward-looking statements. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws or regulations; changes in laws, regulations, and supervisory expectations, especially in light of the goals of the Trump administration; our ability to timely develop new products and services and the acceptance of those products and services by potential and existing customers; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of our allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; the effectiveness of our risk management framework and quantitative models; changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws); and changes in the demand for our deposit products, including changes caused by new or emerging market entrants or technologies. The Company could also be affected by, among other things, changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, risks related to artificial intelligence (AI), and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; the societal, demographic, business, and legislative/regulatory impact of pandemics, other public health crises, severe weather events, and/or natural disasters; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for higher education, educational financing, or in financing preferences of lenders, educational institutions, students, and their families, including changes to the amount or availability of funding that educational institutions, students, or their families receive from government sources; changes in laws and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers, or any change related thereto; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayments on the loans owned by us; changes in general economic or macroeconomic conditions, including, but not limited to, changes due to inflation, stagflation, recession, shifts in the labor market, changes to government policies or initiatives, such as tariffs, trade wars, wars, immigration, and student visa policies, which could negatively impact consumer or business sentiment, demand for higher education, demand for student loans, our financial and business results and/or modeling, and our ability to successfully effectuate any acquisitions, strategic partnerships, or initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All oral and written forward-looking statements attributed to the Company are expressly qualified in their entirety by the factors, risks, and uncertainties set forth in the foregoing cautionary statements, and are made only as of the date of this Presentation or, where the statement is oral, as of the date stated. We do not undertake any obligation to update or revise any forward-looking statements to conform to actual results or changes in our expectations, nor to reflect events or circumstances that occur after the date on which such statements were made. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward- looking statements discussed hereto. CAUTIONARY NOTE AND DISCLAIMER REGARDING FORWARD-LOOKING STATEMENTS

4th Quarter & Full-Year 2025 Highlights

Balance Sheet & Capital Allocation

$7.4B
Private Education Loan Originations in Full-Year 2025, as compared to $7.0 billion in 2024.

6%
Private Education Loan Originations growth in Full-Year 2025. 4% Q4 2025 Private Education Loan Originations growth compared to Q4 2024.

$0.13
Common stock dividend per share paid in Q4 2025.

$1.0B
Private Education Loan Originations in Q4 2025, as compared to $982 million in the year-ago quarter.

12.4%
Total risk-based capital ratio; CET1 capital ratio of 11.1%.

$33M
Capacity remaining under the 2024 Share Repurchase Program as of December 31, 2025. Newly announced 24-month 2026 Share Repurchase Program of $500 million.

12.8M
Shares repurchased in Full-Year 2025 for $373M at an average share price of $29.02 per share. **3.8M shares** repurchased in Q4 2025 for $106M.

Loan Sales

$5.0B
Private Education Loans at attractive premiums, including $4.5 billion of principal and $422 million in capitalized interest, sold in 2025.

Funding & Liquidity

4.14%
Cost of Funds for Q4 2025, down 17 basis points from the prior year.

Deposit portfolio balances at the end of Q4 2025 were 5.2% higher than at the end of Q3 2025; Q4 2025 mix of brokered vs. retail and other was approximately 42% and 58%, respectively.

sallie mae

© 2026 Sallie Mae Bank. All rights reserved.
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4© 2026 Sallie Mae Bank. All rights reserved. ($19M) Q4 2025 provision for credit losses; compared with $108M in provisions in Q4 2024. 4.0% Percentage of Private Education Loans in repayment delinquent 30+ days as of 12/31/2025, as compared to 3.7% as of 12/31/2024. $346M Private Education Loan net charge- offs for Full-Year 2025; 2.15% of average Private Education Loans in repayment at 12/31/2025, compared with 2.19% at 12/31/2024. 1.7% Percentage of Private Education Loans in an extended grace period for Q4 2025 (1) ; 1.0% of Private Education Loans in hardship and other forbearances in Q4 2025 (2) . $98M Private Education Loan net charge-offs for Q4 2025; 2.42% of average loans in repayment (annualized), compared with 2.38% in Q4 2024. Additional Key Performance Metrics Credit Performance $229M GAAP net income attributable to common stock in Q4 2025. $1.12 Q4 2025 GAAP diluted earnings per common share. $3.46 Full-Year 2025 GAAP diluted earnings per common share. $729M GAAP net income attributable to common stock in Full-Year 2025. 5.24% Net interest margin for Full-Year 2025 and 5.21% net interest margin for Q4 2025. $659M Total non-interest expenses in Full- Year 2025, as compared to $642M for 2024. $157M total non-interest expenses in Q4 2025, as compared to $150M in Q4 2024. 33.2% Efficiency Ratio for Full-Year 2025; calculated as Non-Interest Expenses over Net Interest Income and Non- Interest Income. Income Statement & Earnings Summary

5© 2026 Sallie Mae Bank. All rights reserved. Outstanding financial track record with strong EPS performance and ROCE Well-positioned in large and growing private student loan market, with powerful brand recognition and attractive client base Consistent profitability, balance sheet strength, and strong risk and compliance functions to mitigate enterprise-wide risk and support resiliency of results Rigorous and consistent capital allocation and return program in place to enhance shareholder value A Compelling Investment Opportunity Significant potential for profitable growth and shareholder returns

6© 2026 Sallie Mae Bank. All rights reserved. 64% 2024 full-year market share of private student lending marketplace (3) 61% In School Payment* $1.0B Private Education Loan Originations* 92% Cosigner Rate* 2.42% Q4 2025 Net Charge-offs as a percentage of Avg. Loans in Repayment (annualized) (5) 756 Average FICO (6) at Approval* Top ranked and highly recognized brand Industry leading and award-winning technologies Well funded with sufficient liquidity, capital, and loan loss reserves Sallie Mae is the market-leading brand for Private Education Loans driven by brand recognition, rigorous underwriting methodology, and industry-leading customer service. 2,100+ actively managed university relationships across the U.S (4) Appears on 98% of documented lender lists (4) Largest salesforce in the student loan industry Sallie Mae is an Outstanding Franchise * Metrics are for Q4 2025 originations, unless otherwise noted.© 2026 Sallie Mae Bank. All rights reserved.

7© 2026 Sallie Mae Bank. All rights reserved. Providing Customers with Financial Backing, Information, and Tools to Achieve Their Goals SALLIE MAE BANK Offers traditional savings products • High-yield savings accounts • Money market accounts • Certificates of deposit Originates Private Education Loans The portfolio of loans insured or guaranteed under the previously existing Federal Family Education Loan Program was sold to a third party in the fourth quarter of 2024 PRIVATE EDUCATION LOANS Smart Option Student Loans Emphasize in-school payment features that can produce shorter terms and reduce customers’ total finance charges Graduate Student Loans Six loan products for specific graduate programs of study SLM Portfolio

8© 2026 Sallie Mae Bank. All rights reserved. Private Education Loan Portfolio High Quality Private Education Loan Portfolio $19.6B Loans 21% Variable 79% Fixed Smart Option Portfolio Interest Rate Type 46% Deferred 36% Fixed Pay 18% Interest Only $19.6B Loans Smart Option Customer FICO at Original Approval (6) 30% 780+ 22% <700 25% 700-739 23% 740-779 FICO 746 Weighted Avg. 25% 2024 3% Pre 2015 2% 2015 3% 2016 3% 2017 3% 2018 4% 2019 4% 2020 7% 2021 10% 2022 12% 2023 $19.6B Loans As of 12/31/2025 24% 2025 Smart Option Originations Vintage (7) Smart Option Payment Type © 2026 Sallie Mae Bank. All rights reserved.

9© 2026 Sallie Mae Bank. All rights reserved. Interest Only loans Require full interest payments during in-school, grace, and deferment periods Fixed Pay loans Require $25 fixed payments during in-school, grace, and deferment periods Deferred loans Do not require payments during in-school and grace periods The Smart Option Loan product, introduced in 2009, consists of: Sallie Mae’s Smart Option Loan • Smart Option payment option may not be changed after selected at origination • Fixed-rate loans or variable- rate loans • Consumer credit underwriting, with minimum FICO and custom credit score model • Marketed primarily through the school channel and directly to consumers, with all loansA certified by and disbursed directly to schools • Qualified education loans are non- dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship” A Bar Study, and Residency and Relocation loans are exceptions. © 2026 Sallie Mae Bank. All rights reserved.

More Personalized, Flexible Financing Options that Set Students Up for Success

		Sallie Mae	Federal Student Loan Program	
Undergraduate	Loan Program	Smart Option Student Loan	Federal Direct Loan (Subsidized & Unsubsidized)	Parent Plus
	Loan Limits	$1,000 - Cost of Attendance No aggregate limits	Yr. 1 - $5,500 ($3,500 > subsidized) Yr. 2 - $6,500 ($4,500 > subsidized) Yr. 3+ - $7,500 ($5,500 > subsidized) $31,000 Aggregate ($23,000 > subsidized)	No Limit
	Interest Rates (as of 12/31/25)	Variable: S + 0.250% - S + 13.670% Fixed: 3.200% - 18.550%	6.390%	8.940%
	Origination Fees (as of 12/31/25)	0%	1.057%	4.228%
	Repayment Types	IO / Fixed Pay / Deferred	Deferred	Immediate P&I / Deferred
	Repayment Terms	10 - 15 Years	10 Years (extended repayment 20 or 25 years)	10 Years (extended repayment 20 or 25 years)
Graduate	Loan Program	Graduate Product Suite (MBA, Medical, Dental, Law, Health Professions, General Grad)	Federal Direct Loan (Unsubsidized only)	Graduate Plus
	Loan Limits	$1,000 - Cost of Attendance No aggregate limits	$20,500 Per Year $138,500 Aggregate ($65,000 > subsidized - including undergraduate subsidized only)	No Limit
	Interest Rates (as of 12/31/25)	Variable: S + 0.250% - S + 10.125% Fixed: 3.200% - 15.520%	7.940%	8.940%
	Origination Fees (as of 12/31/25)	0%	1.057%	4.228%
	Repayment Types	IO / Fixed Pay / Deferred	Deferred	Immediate P&I / Deferred
	Repayment Terms	10-15 Years - HP, General Grad, Law 5 – 15 Years - MBA 20 Years - Medical & Dental	10 Years (extended repayment 20 or 25 years)	10 Years (extended repayment 20 or 25 years)

WE BELIEVE WE ARE WELL POSITIONED TO CAPTURE MARKET SHARE THROUGH COMPELLING OFFERINGS

- Medical
- General Studies
- Dental
- Health Professions
- MBA
- Undergraduate
- Law

Products designed to meet the needs of all students

Developing unique and innovative products to diversify portfolio

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© 2026 Sallie Mae Bank. All rights reserved.

11© 2026 Sallie Mae Bank. All rights reserved. STRATEGIES TO MAXIMIZE REVENUE STRATEGIES TO MANAGE UNIT COSTS Our Proven Strategy Aims to Maximize the Profitability and Growth of the Core Business Drive penetration at all schools Increase market share by bridging gaps in student funding needs Enhance risk-adjusted pricing and underwriting Improve marketing, digital, and data capabilities Maintain strong focus on fixed cost discipline Drive towards reducing both the unit cost of servicing and the unit cost of acquisitions Improve third-party vendor cost management Drive towards strong operating leverage © 2026 Sallie Mae Bank. All rights reserved.

12© 2026 Sallie Mae Bank. All rights reserved. v Optimize the Value of the Brand and Attractive Client Base We know our customers’ finances, payment patterns, and indebtedness. We have relationships and knowledge to assist our customers with their next step: post-graduation plans, jobs, and future financial needs. We are there for our customers during and after their important transition to adulthood. Ensure products and services are consistent with our core mission and drive customer value Build products and services that leverage our customer affiliation Prioritize partnerships and other capital efficient avenues of growth Look for opportunities to optimize ROI WHAT WE DO

13© 2026 Sallie Mae Bank. All rights reserved. Strong Balance Sheet & Recurring Earnings Growth Loan Sales & Capital Return Aiming to Enhance Shareholder Value Through Disciplined Balance Sheet Growth and Strategic Capital Return Expected to drive recurring revenue and lead to steady double-digit earnings per share growth with balance sheet expansion in the longterm. Expected to support a consistent dividend with the potential for future growth.(8) Regular loan sales are expected to be utilized as a tool to moderate balance sheet growth. Sold ~$22 billion in whole loans through Q4 2025, since the beginning of 2020. Expected to continue expanding capacity for return of capital through continued share repurchases and other forms of capital return. Repurchased approximately 234 million shares through Q4 2025, or approximately 55% of the shares outstanding since the beginning of 2020. © 2026 Sallie Mae Bank. All rights reserved.

Consumers Increasingly Rely on Borrowed Funds to Finance the Cost of a Higher Education[9]

Higher Education Spend

(Academic Year 2024-2025 estimated)



$14B
Private Education Loans
$89B
Federal & State Loans
$13B
Other
$536B
Total
$246B
Family Contribution
$174B
Grants

Roughly Half of Families

USED BORROWED FUNDS IN AY 2024-25

Families' out-of-pocket contributions covered half of college costs

- 48% of costs covered by families' out-of-pocket contributions
- 27% of costs covered by scholarships and grants
- 23% of costs covered by borrowed funds
- 2% of costs covered by relatives and friends

Student borrowing is more prevalent than parent borrowing.

- 54% only the student borrowed
- 32% only the parent borrowed
- 14% both borrowed

Borrowing rates vary by school type

- 54% of 4-year private school families borrowed
- 49% of 4-year public school families borrowed
- 35% of 2-year school families borrowed

sallie mae

SOURCE: How America Pays for College 2025

© 2026 Sallie Mae Bank. All rights reserved.

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15© 2026 Sallie Mae Bank. All rights reserved. As of 12/31/2025 Funding Strategy 22% Long and Short Term Borrowings 23% Brokered (Fixed) 14% Retail (HSA & 529) 32% Retail (MMDA & CD) 9% Brokered (Variable) • Our total deposits of $21.1 billion were comprised of $8.8 billion in brokered deposits and $12.3 billion in retail and other deposits on December 31, 2025. • Interest-bearing deposits consist of retail and brokered non-maturity savings deposits, retail and brokered non-maturity money market deposits, and retail and brokered certificates of deposit. Also included are deposits from Educational 529 and Health Savings plans that diversify our funding sources. • There were $557 million of deposits exceeding FDIC insurance limits at the end of Q4 2025. As of 12/31/2023 Diversified Funding Optimizes Net Interest Margin $26.9B Total Funding Long-Term Funding • Outstanding borrowings consist of unsecured debt and secured borrowings issued through our term asset-backed securities program, totaling approximately $1 billion and $4.9 billion as of December 31, 2025. Deposits

16© 2026 Sallie Mae Bank. All rights reserved. $5,423 $5,975 $6,383 $7,013 2021 2022 2023 2024 2025 90%752 56% 87%748 56% 86%747 57% Private Education Loan Trends Fourth-quarter 2025 originations at approximately $1.0 billion, 4% higher than the year-ago quarter. Full-Year originations were approximately $7.4 billion, 6% higher than the prior year. Full-Year 2025 originations volume for graduate students increased 15% compared to Full-Year 2024. Average FICO at Approval(6) In School Payment Cosigned Private Education Loan Originations(10) + 7% + 10% + 6% 756 Average FICO at Approval(6) 61% In School Payment 92% Cosigned Q4 2025 755 Average FICO at Approval(6) 58% In School Payment 88% Cosigned Q4 2024 + 10% 86%750 59% $7,416 93%755 58%

17© 2026 Sallie Mae Bank. All rights reserved. ABS Supplement

18© 2026 Sallie Mae Bank. All rights reserved. Sallie Mae Bank ABS Summary – Last 12 Quarters (On Balance Sheet)* * Pool characteristic percentages and values are as of the statistical cutoff date for each respective transaction pool.

19© 2026 Sallie Mae Bank. All rights reserved. Sallie Mae Bank ABS Structures

20© 2026 Sallie Mae Bank. All rights reserved. Appendix

21© 2026 Sallie Mae Bank. All rights reserved. $8 $9 $10 $11 $12 $13 $14 $15 $16 $17 $18 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Bi lli on s On Book $6 $7 $8 $9 $10 $11 $12 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Bi lli on s Off Book $3.6B Since 4Q23 On Book Balances of Loans in Repayment Off Book Balances of Loans in Repayment On book balances of loans in repayment(5) have been largely consistent over the past 2 years, while off book balances have grown almost 50% since Q4 2023. Loans in Repayment Balances

22© 2026 Sallie Mae Bank. All rights reserved. 20% 25% 30% 35% 40% Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 On Book 20% 25% 30% 35% 40% Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 On Book On Book – 1 to 24 months P&I Repayment Status(11) as % of Loans in Repayment Off Book – 1 to 24 months P&I Repayment Status(11) as % of Loans in Repayment Off book loans in repayment show a higher proportion of borrowers in their first 24 months of P&I repayment status(11), a period we recognize as the most challenging. Loans in Early-Stage P&I Repayment Status

23© 2026 Sallie Mae Bank. All rights reserved. Q4 2025 Q3 2025 Q4 2024 Income Statement ($ Millions) $ $ $ Total interest income 657 658 661 Total interest expense 280 285 299 Net Interest Income 377 373 362 Less: provisions for credit losses (19) 179 108 Total non-interest income 77 173 28 Total non-interest expenses 157 180 150 Income tax expense 83 50 21 Net Income 233 136 112 Preferred stock dividends 4 4 4 Net income attributable to common stock 229 132 107 Ending Balances ($ Millions) Private Education Loans held for investment, net 20,332 21,615 20,902 Private Education Loans held for sale, net 933 - - Deposits 21,060 20,012 21,069 Brokered 8.784 7,738 9,476 Retail and other 12,276 12,274 11,593 Q4 2025 Q3 2025 Q4 2024 Key Performance Metrics Net Interest Margin 5.21% 5.18% 4.92% Yield—Total Interest-earning assets 9.07% 9.14% 8.98% Private Education Loans 10.44% 10.58% 10.54% Cost of Funds 4.14% 4.24% 4.31% Efficiency Ratio(14) 34.6% 33.0% 38.5% Return on Assets (“ROA”)(15) 3.1% 1.9% 1.5% Return on Common Equity (“ROCE”)(16) 42.2% 24.3% 22.5% Private Education Loan Sales $1,014 $1,936 $- Per Common Share GAAP diluted earnings per common share $1.12 $0.63 $0.50 Average common and common equivalent shares outstanding (millions) 205 211 215 Quarterly Financial Highlights

24© 2026 Sallie Mae Bank. All rights reserved. 2025 2024 Income Statement ($ Millions) $ $ Total interest income 2,627 2,619 Total interest expense 1,125 1,138 Net Interest Income 1,502 1,481 Less: provisions for credit losses 333 409 Total non-interest income 483 368 Total non-interest expenses 659 642 Income tax expense 248 190 Net Income 745 608 Preferred stock dividends 16 18 Net income attributable to common stock 729 590 Ending Balances ($ Millions) Private Education Loans held for investment, net 20,332 20,902 Private Education Loans held for sale, net 933 - Deposits 21,060 21,069 Brokered 8,784 9,476 Retail and other 12,276 11,593 2025 2024 Key Performance Metrics Net Interest Margin 5.24% 5.19% Yield—Total Interest-earning assets 9.17% 9.17% Private Education Loans 10.56% 10.81% Cost of Funds 4.21% 4.25% Efficiency Ratio(14) 33.2% 34.7% Return on Assets (“ROA”)(15) 2.5% 2.1% Return on Common Equity (“ROCE”)(16) 34.4% 31.3% Private Education Loan Sales $4,952 $3,692 Per Common Share GAAP diluted earnings per common share $3.46 $2.68 Average common and common equivalent shares outstanding (millions) 211 220 Full-Year Financial Highlights

25© 2026 Sallie Mae Bank. All rights reserved. Credit Performance (5)(17)(18) Private Education Loans Held for Investment * Total Allowance % of Private Education Loan Exposure is defined as total allowance for credit losses as a percentage of the ending total loan balance plus unfunded loan commitments and total accrued interest receivable on Private Education Loans, where total allowance for credit losses represents the sum of the allowance for Private Education Loans and the allowance for unfunded loan commitments. Unfunded loan commitments for loans held for investment and the calculation of the Total Allowance Percentage of Private Education Loan Exposure do not include approximately $523M of unfunded loan commitments associated with loans classified as held for sale at December 31, 2025. Due to the near-term timing of the loan sale and credit quality of the loans, we believe there is no risk of credit loss and are not recording an allowance for the unfunded loan commitments related to the loans classified as held for sale.

© 2025 Sallie Mae Bank. All rights reserved. 26 © 2026 Sallie Mae Bank. All rights reserved. 6 Factors affecting the Provision for Credit Losses 4th Quarter 2025 Consolidated Statements of Income – Provision for Credit Losses Reconciliation • The decrease in provision was largely due to the release of the provision associated with the $1B loan sale and the transfer of loans to held for sale. Quarter Ended December 31, 2025 ($ THOUSANDS) Private Education Loan provision for credit losses: Provision for loan losses (35,844)$ Provision for unfunded loan commitments 17,065 Provisions for credit losses reported in consolidated statements of income (18,779)$ Allowance for Credit Losses

27© 2026 Sallie Mae Bank. All rights reserved. 1. We calculate the percentage of loans in an extended grace period as the ratio of (a) Private Education Loans in forbearance in an extended grace period numerator to (b) Private Education Loans in repayment and forbearance denominator. An extended grace period aligns with The Office of the Comptroller of the Currency definition of an additional, consecutive, one-time period during which no payment is required for up to six months after the initial grace period. We typically grant this extended grace period to customers who may be having difficulty finding employment before the full principal and interest repayment period starts or once it has begun. 2. We calculate the percentage of loans in hardship and other forbearances as the ratio of (a) Private Education Loans in hardship and other forbearances (excluding loans in an extended grace period) numerator to (b) Private Education Loans in repayment and forbearance denominator. If the customer is in financial hardship, we work with the customer and/or cosigner and identify any available alternative arrangements designed to reduce monthly payment obligations, which may include a short-term hardship forbearance. 3. Source: Enterval CBA Report (https://www.enterval.com/) for full-year 2024 as of December 2024. 4. Based on internal Company statistics. 5. For purposes of this slide, loans in repayment include loans making interest only or fixed payments, as well as loans that have entered full principal and interest repayment status after any applicable grace period (but do not include those loans while they are in forbearance). 6. Represents the higher credit score of the cosigner or the borrower. 7. By year of origination approval. 8. The Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future will be subject to the determination by, and discretion of, the Company’s Board of Directors, and any determination by the Board will be based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties. 9. Cost data included from College Board 2025 Trends in College Pricing and 2025 Trends in Student Aid. Total market is based on internal company statistics that include inputs from government projections. These projections were updated in the fourth quarter of 2025. 10. Originations represent loans that were funded or acquired during the period presented. 11. Loans in P&I Repayment status include loans in full principal and interest repayment status as well as certain loans in short-term interest-only payment programs (such as loans in our Graduate Repayment Program and loans in a short-term interest only alternative program). 12. Overcollateralization for Class A & B bonds. 13. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 14. We calculate and report our Efficiency Ratio as the ratio of (a) total non-interest expenses numerator to (b) the net denominator, which consists of net interest income plus total non-interest income. 15. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 16. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 17. The period of delinquency is based on the number of days scheduled payments are contractually past due. 18. For purposes of this slide, loans in forbearance include loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors (other than delinquent loans in disaster forbearance), consistent with established loan program servicing policies and procedures. Footnotes